                                                               L&W DRAFT 6/17/96

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          ADVANCED RADIO TELECOM CORP.



                               Units Consisting of
                  $_______________ Principal Amount at Maturity
                     of ___% Senior Discount Notes due 2006

                                       and

             Warrants to Purchase __________ Shares of Common Stock



                               PURCHASE AGREEMENT



                         Dated as of _____________, 1996



                MERRILL LYNCH, PIERCE FENNER & SMITH INCORPORATED

                              MONTGOMERY SECURITIES

                               SMITH BARNEY, INC.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          ADVANCED RADIO TELECOM CORP.
                            (a Delaware corporation)


                        _______ Units, each consisting of
         $1,000 Principal Amount of ____% Senior Discount Notes Due 2006
             and ___ Warrants to Purchase ___ Shares of Common Stock


                               PURCHASE AGREEMENT

                                                                   _______, 1996


Merrill Lynch, Pierce, Fenner & Smith Incorporated
Montgomery Securities
Smith Barney, Inc.
c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
  Merrill Lynch World Headquarters
  North Tower
  World Financial Center
  New York, New York  10281

Dear Sirs:

     Advanced Radio Telecom Corp., f/k/a Advanced Radio Technologies Corporation, a Delaware corporation (the "COMPANY"), proposes to issue and sell (the "OFFERING") to Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MERRILL LYNCH"), Montgomery Securities ("MONTGOMERY SECURITIES") and Smith Barney, Inc. ("SMITH BARNEY" and, together with Merrill Lynch and Montgomery Securities, the "UNDERWRITERS") _______ units (the "UNITS"), each consisting of
(i) $1,000 aggregate principal amount at maturity of the Company's _____% Senior Discount Notes due 2006 (the "NOTES"), to be issued under an Indenture, dated as of ________________ __, 1996 (the "INDENTURE"), between the Company and _____________, as trustee (the "TRUSTEE"), and (ii) _________ warrants, (collectively, the "WARRANTS") to acquire ___ shares (collectively, the "WARRANT SHARES") of the Company's common stock, $.001 par value per share (the "COMMON STOCK"), to be issued under a Warrant Agreement, dated as of ______________ __, 1996 (the "WARRANT AGREEMENT"), between the Company and ________________, as warrant agent (the "WARRANT AGENT"). The Notes and the Warrants will not be separable until the earlier of (i) _____________, 1996 and (ii) such date as the Underwriters may, in their discretion, deem appropriate (such date, the "SEPARATION DATE"). The Units, the Notes and the Warrants are herein collectively referred to as the "SECURITIES." This Agreement, the Pricing Agreement (as defined), the Indenture and the Warrant Agreement are herein collectively referred to as the "OPERATIVE DOCUMENTS." Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.

     Concurrently with the Offering, the Company is Offering, pursuant to a separate prospectus, shares of Common Stock (the "COMMON STOCK OFFERING" and, together with the Offering, the "OFFERINGS"). In addition, prior to consummation of the Offerings, (i) Advanced Radio Telecom Corp. ("ART") will merge with and into ART Merger Corporation, a subsidiary of the Company, (ii) the Company will amend its certificate of incorporation to change its name to "Advanced Radio Telecom Corp." and (iii) ART Merger Corporation will amend its certificate of incorporation to change its name to ART Licenses Corporation ("ART LICENSES") (the "MERGER" and, together with the Offerings, the "TRANSACTIONS"). Unless the context otherwise requires, the "Company" shall refer to the Company after giving effect to the Merger. References to "subsidiaries" of the Company shall be deemed to include ART.

     Prior to the purchase and public offering of the Units by the Underwriters, the Company and the Underwriters shall enter into an agreement substantially in the form of Exhibit A hereto (the "PRICING AGREEMENT"). The Pricing Agreement may take the form of an exchange of any standard form of written telecommunication between the Company and the Underwriters and shall specify such applicable information as is indicated in Exhibit A hereto. The Offering of the Units will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

     The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-1 (No. 333-3735) with a related preliminary prospectus for the registration of the Units under the Securities Act of 1933, as amended (the "1933 ACT"), the Company has filed such amendments thereto, if any, and such amended preliminary prospectuses as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus constituting a part thereof (including the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the 1933 Act (the "1933 ACT REGULATIONS")), as from time to time amended or supplemented pursuant to the 1933 Act or otherwise, are hereinafter referred to as the "REGISTRATION STATEMENT" and the "PROSPECTUS," except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Units which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "PROSPECTUS" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

     The Company understands that the Underwriters propose to make a public offering of the Units as soon as they deem advisable after the Registration Statement becomes effective, the Pricing Agreement has been executed and delivered and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT").

     SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each Underwriter as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "REPRESENTATION DATE") and agrees with each Underwriter that:

     (a) At the time the Registration Statement becomes effective (including each time a post-effective amendment thereto, if any, becomes effective), at the Representation Date, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, and at the Closing Date, the Registration Statement and, if filed at such time, the Prospectus and any amendments thereof and supplements thereto will comply in all material respects with the requirements of the 1933 Act and the

1933 Act Regulations and the requirements of the Trust Indenture Act and the rules and regulations of the Commission under the Trust Indenture Act (the "TRUST INDENTURE ACT REGULATIONS") and such Registration Statement did not and will not contain an untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Units which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective, in which case at the time such prospectus is first provided to the Underwriters for such use) and at the Closing Time referred to in Section 2 hereof, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; when any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or an amendment thereof or pursuant to Rule 424(a) of the 1933 Act Regulations) and when any amendment or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendment or supplement thereto complied in all material respects with the applicable provisions of the 1933 Act, the 1933 Regulations and the Trust Indenture Act and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made not misleading; PROVIDED, HOWEVER, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriters expressly for use in the Registration Statement or Prospectus or to information contained in the Statement of Eligibility of the Trustee on Form T-1 under the Trust Indenture Act filed as an exhibit to the Registration Statement; the Company and Art Corp. acknowledge for all purposes under this Agreement (including Section 9 hereof) that the statements set forth in the first and third paragraphs under the caption "Underwriting" in the Prospectus constitute the only written information furnished to the Company by the Underwriters for use in the Registration Statement or the Prospectus or any preliminary prospectus (or any amendments or supplements thereto).

     (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has confirmed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and, as of its date, has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and at the time the Registration Statement becomes effective, and at all times subsequent hereto up to and including each Closing Date hereinafter mentioned, the Registration Statement and the Prospectus, and any amendments or supplements thereto, will contain all material statements and information required to be included therein by the 1933 Act and the 1933 Act Regulations and will in all material respects conform to the requirements of the 1933 Act and the 1933 Act Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, no representation or warranty contained in this Section 2(b) shall be applicable to information contained in or omitted from any preliminary prospectus, the Registration Statement, the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter, directly or through the Representatives, specifically for use in the preparation thereof.

     (c) No action has been taken and no local, state or Federal law, statute, ordinance, rules, regulation, requirement, judgment or court decree has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Securities or prevents or suspends the use of the Prospectus; no jurisdiction, restraining order or order of any nature by a Federal or state court of competent jurisdiction has been issued that prevents the issuance of the Securities or prevents or suspends the sale of the Securities in any jurisdiction referred to in Section 3(h) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

     (d) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Rules which have not been described or filed as required. The contracts so described in the Prospectus are accurate and complete, and all such contracts are in full force and effect on the date hereof. Neither the Company nor any of its subsidiaries or, to the best of the Company's knowledge, any other party is in breach of or default under any such contract.

     (e) Each of the Company and its subsidiaries has been duly formed as a corporation and is validly existing in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have, either individually or in the aggregate, a material adverse effect on the assets, properties, business, management, earnings, net worth, results of operations, condition (financial or otherwise) or business prospects of the Company and its subsidiaries, taken as a whole. No proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     (f) ART Licenses is the only subsidiary of the Company. The Company owns all of the outstanding capital stock of ART Licenses; all such capital stock has been duly authorized and validly issued and is fully paid and nonassessable, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature; and all of such capital stock was not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of ART Licenses.

     (g) The Company and its subsidiaries do not have any ownership interest in any joint venture, other than the Company's 50% ownership interest in ART West Joint Venture, a Delaware partnership owned by the Company and Extended Communications, Inc. ("ART WEST").

     (h) Prior to consummation of the Transactions, the Company and ART have authorized and outstanding capital stock as set forth in Exhibit B hereto. All such issued and outstanding shares of capital stock of the Company and ART have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights. The shares of capital stock of ART owned by the Company prior to completion of the Merger are free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature. Upon consummation of the Transactions, the Company will have authorized and outstanding capital stock as set forth in Exhibit C hereto and an authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization." All such issued and outstanding shares of capital stock of the Company will have been duly authorized and validly issued, will be fully paid and non-assessable and will not have been issued in violation of any preemptive or similar rights. Except as disclosed in the Prospectus, there are, and there will be, no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock of the Company or ART The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (i) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

     (j) This Agreement has been, and, at the Representation Date, the Pricing Agreement will have been, duly authorized and validly executed by the Company and (assuming the due execution and delivery hereof by the Underwriters) are the legally valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (iii) to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

     (k) The Company has duly authorized the Units and, when issued and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Units will conform in all material respects to the description thereof in the Prospectus.

     (l) The Company has duly authorized the Indenture and, when the Company has duly executed and delivered the Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The Indenture has been duly qualified under the Trust Indenture Act.

     (m) The Company has duly authorized the Notes and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Notes will conform in all material respects to the description thereof in the Prospectus, will be entitled to the benefits of the Indenture and will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited
(i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

     (n) The Company has duly authorized the Warrant Agreement and, when the Company has duly executed and delivered the Warrant Agreement (assuming the due authorization, execution and delivery thereof by the Warrant Agent), the Warrant Agreement will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and
(iii) to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

     (o) The Company has duly authorized the Warrants and, when issued and delivered in accordance with the terms of the Warrant Agreement and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Warrants will conform in all material respects to the description thereof in the Prospectus and will have been validly issued, and the issuance of such Warrants will not be subject to any preemptive or similar rights.

     (p) The Company has duly authorized and reserved for issuance the Warrant Shares to be issued upon the exercise of the Warrants and, when issued and delivered upon the exercise of the Warrants against payment of the Exercise Price as provided in the Warrant Agreement, the Warrant Shares will conform in all material respects to the description thereof in the Prospectus, will have been duly issued and will be fully paid and non-assessable, and the issuance of such Warrant Shares will not be subject to any preemptive or similar rights.

     (q) No approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Common Shares by the Underwriters and the clearance of such offering with the National Association of Securities Dealers, Inc. (the "NASD").

     (r) None of the execution, delivery and performance of the Operative Documents by the Company, the compliance by the Company with all of the provisions hereof and thereof, the issuance and sale of the Securities, the consummation by the Company and its subsidiaries of the Transactions and the transactions contemplated hereby and thereby (i) require any consent, approval, authorization or other order of or filing, registration, qualification, license or permit of or with, any court, regulatory body, administrative agency or other governmental body (including, without limitation, the Federal Communications Commission (the "FCC")), other than those that have been obtained and are in full force and effect, or (ii) violate, conflict with, or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company and its subsidiaries pursuant to (A) the charter or bylaws of the Company or any of its subsidiaries, (B) any bond, debenture, note, mortgage, deed of trust or other agreement, indenture or other instrument to which or by which any of them is a party or by which any of them or any of their respective property is or may be bound, (C) any local, state or Federal law, statute, ordinance, rule, regulation or requirement (including, without limitation, the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "TELECOMMUNICATIONS ACT"), the rules and regulations of the FCC and the environmental laws, statutes, ordinances, rules or regulations) applicable to the Company, any of its subsidiaries or any of their respective assets or properties or (D) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or any of their assets or properties, that, in the case of clauses (B), (C) and (D), (x) would reasonably be expected, either individually or in the aggregate, to result in a material adverse effect on the assets, properties, business, management, earnings, net worth, results of operations, condition (financial or otherwise) or business prospects of the Company and its subsidiaries, taken as a whole, (y) would materially interfere with or adversely affect the issuance of the Securities or the consummation of the Transactions or (z) in any manner draw into question the validity of any of the Operative Documents (any of the events set forth in clauses (x), (y) or (z), a "MATERIAL ADVERSE EFFECT").

     (s) Neither the Company nor any of its subsidiaries is or, after giving effect to the Transactions, will be (i) in violation of its charter or bylaws,
(ii) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which any of them is a party, or by which any of them or any of their respective properties is bound or (iii) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to any of them or any of their respective assets or properties (whether owned or leased), other than, in the case of clauses (ii) and (iii), any default or violation that could not reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument that could be expected to have a Material Adverse Effect.

     (t) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of any of them is subject, (ii) no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC) or order has been enacted, adopted or issued by any governmental agency or, to the best of the Company's knowledge, that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a Federal or state court or foreign court of competent jurisdiction to which the Company, any of its subsidiaries or their business, assets, or property are, or could reasonably be expected to be, subject.

     (u) Each of the Company and its subsidiaries has (i) good and marketable title, free and clear of all liens, claims, encumbrances and restrictions, except for liens for taxes not yet due and payable and other liens not material to the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, to all property and assets described in the Registration Statement as currently being owned by each of the Company and its subsidiaries and (ii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all Federal, state and local authorities (including, without limitation, the FCC), all self-regulatory authorities and all courts and other tribunals (each an "AUTHORIZATION") necessary to engage in the business as presently and to be conducted by either of them in the manner described in the Prospectus, except as described in the Prospectus. All such Authorizations are valid and in full force and effect and each of the Company and its subsidiaries is in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdictions with respect thereto. All leases to which the Company or any of its subsidiaries is a party are valid and binding, and no default has occurred or is continuing thereunder which could reasonably be expected to result in a Material Adverse Effect. Each of the Company and its subsidiaries enjoys peaceful and undisturbed possession under all such Leases to which it is a party as lessee or as assignee of lessee with such exceptions as do not materially interfere with the use made by the Company or its subsidiaries.

     (v) Each of the Company and its subsidiaries has such permits, licenses, franchises, trademarks and authorizations of governmental or regulatory authorities ("PERMITS") as are necessary to own, lease and operate their respective properties and to conduct their respective business in the manner described in the Prospectus. Each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, except for any such impairments which would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company and its subsidiaries, taken as a whole.

     (w) Except as described in the Prospectus, (i) the Company and its subsidiaries own, possess or have the right to employ or have applied for all such Permits, licenses (including all FCC, state, local or other jurisdictional regulatory licenses, franchises, trademarks and authorizations of governmental or regulatory authorities ("LICENSES")), patents, patent rights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), inventions, technical data and information (collectively with Licenses, the "INTELLECTUAL PROPERTY") as are necessary to own, lease and operate their respective properties and to conduct their respective business in the manner described in the Prospectus, (ii) each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to such Licenses and other Intellectual Property and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Intellectual Property, (iii) such Intellectual Property contain no restrictions that are materially burdensome to the Company and its subsidiaries, taken as a whole, and (iv) the use of the Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person, except where such infringement would not have a Material Adverse Effect.

     (x) The Company and its subsidiaries have timely filed all renewal applications with respect to all Licenses possessed by any of them. No protests or competing applications have been filed with respect to such renewal applications, and nothing has come to the Company's or any of its subsidiaries' attention that would lead them to conclude that such renewal applications will not be granted by the appropriate regulatory agency or body in the ordinary course. The Company and its subsidiaries are authorized under the Telecommunications Act, and the rules and regulations promulgated thereunder, to continue to provide the services which are the subject of such renewal applications during the pendency thereof.

     (y) The development, implementation and operation of the 38 GHz wireless broadband telecommunications services network as described, and in the markets described, in the Prospectus will not (i) result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries,
(ii) result in any violation of any applicable law, administrative regulation or administrative or court decree (including, without limitation, the Telecommunication Act, and the rules and regulations of the FCC and environmental laws), or (iii) conflict with or constitute a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of their property is subject, except, in the case of clauses (ii) and (iii) above, any such violations, conflicts or breaches that would not, individually or in the aggregate, have a Material Adverse Effect.

     (z) The business and operations conducted and proposed to be conducted by the Company and its subsidiaries as described in the Prospectus are not regulated by any public service or public utility commissions in the States in which the Company and its subsidiaries conduct or propose to conduct such business and operations as described in the Prospectus; and, subject to the provisions of Section 332(c)(3) of the Telecommunications Act, neither the Company nor any of its subsidiaries is or will be required to obtain any License from any public service or public utility commission in any such State.

     (aa) None of the execution, delivery and performance of the Operative Documents by the Company, the compliance by the Company with all of the provisions hereof and thereof, the issuance and sale of the Common Shares, the consummation by the Company and its subsidiaries of the Transactions and the transactions contemplated hereby and thereby (i) require any consent, approval, authorization or other order of or filing, registration, qualification, license or permit of or with, the FCC, other than those that have been obtained and are in full force and effect, or (ii) violate, conflict with, or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries pursuant to (A) the Telecommunications Act or the rules and regulations of the FCC applicable to the Company, any of its subsidiaries or any of their respective assets or properties or (B) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or any of their assets or properties, that, in the case of clauses (A) and (B), would reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

     (ab) Neither the Company nor any of its subsidiaries is or, after giving effect to the Transactions, will be in violation of the Telecommunications Act and the rules and regulations of the FCC applicable to the Company, any of its subsidiaries or any of their respective assets or properties (whether owned or leased), other than any violation that could not reasonably be expected to have a Material Adverse Effect.

     (ac) Other than rulemaking procedures of general applicability to the wireless broadband telecommunications industry, there is (i) no action, suit or proceeding before or by the FCC, now pending or threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is subject, or (ii) no amendment or change to the Telecommunications Act and the rules and regulations of the FCC has been enacted, adopted or issued by the FCC or, to the best of such counsel's knowledge, that has been proposed by the FCC.

     (ad) Each of the Company and its subsidiaries has filed all reports required to be filed with the FCC.

     (ae) Neither the Company nor any of its subsidiaries has violated any foreign, Federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, except where any such violations would not, individually or in the aggregate, have a Material Adverse Effect.

     (af) All tax returns required to be filed by the Company or any of its subsidiaries in any jurisdiction have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided for those currently payable without penalty or interest. There are no proposed additional taxes assessments against the Company or any of its subsidiaries, and neither the Company nor any of its subsidiaries has any knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or any of its subsidiaries which could have a Material Adverse Effect.

     (ag) Each of the Company and its subsidiaries maintains adequate insurance covering its properties, operations, personnel and business. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, its subsidiaries and their respective businesses. All such insurance is outstanding and duly in force on the date hereof.

     (ah) None of the Company, its subsidiaries or any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company or any of its subsidiaries, as the case may be, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to consumers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company or its subsidiaries (or assist the Company or any of its subsidiaries in connection with any actual or proposed transaction ) which (i) might subject the Company, any of its subsidiaries or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign) or (ii) could reasonably be expected to have a Material Adverse Effect.

     (ai) Coopers & Lybrand, L.L.P., who have expressed their opinion with respect to the financial statements and schedules filed with the Commission as part of the Registration Statement and included in the Prospectus and in the Registration Statement, are independent public accountants as required by the 1933 Act and the rules and regulations of the Commission thereunder.

     (aj) The financial statements, together with related schedules and notes forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the individual and consolidated financial positions, results of operations and changes in financial position of the Company, its subsidiaries and ART on the basis stated in the Registration Statement and the Prospectus (and any amendment or supplement thereto) at the respective dates or for the respective periods to which they apply. Such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied through the periods involved, except as disclosed therein. The other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company, its subsidiaries and ART, as applicable. The pro forma financial information and other financial information included in the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and regulations with respect to pro forma financial information, have been properly compiled on the pro forma basis described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules are required to be included in the Registration Statement. The selected financial data set forth in the Prospectus under the captions "Capitalization" and "Selected Historical and Pro Forma Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement.

     (ak) Each of the Company and its subsidiaries maintains a system or internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorizations and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

     (al) Subsequent to the respective dates as of which information is given in the Prospectus and except as set forth in the Prospectus, (i) neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company and its subsidiaries, taken as a whole, nor entered into any transaction not in the ordinary course of business, (ii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its businesses or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance, (iii) there has not been, individually or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect and (iv) there has been no dividend or distribution of any kind declared, paid or made by the Company or any of its subsidiaries on any class of capital stock.

     (am) The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company on a consolidated basis exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. The assets of the Company on a consolidated basis do not constitute unreasonably small capital to carry out the business of the Company and its subsidiaries, taken as a whole, as conducted or as proposed to be conducted.

     (an) Neither the Company nor any of its subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (ao) No holders of any securities of the Company or affiliates or of any options, warrants or other convertible or exchangeable securities of the Company or ART or affiliates are entitled to include any such securities in or to have such securities registered under the Registration Statement or any registration statement required to be filed by the Company pursuant to the Warrant Agreement (or, to the extent any such holders are so entitled with respect to the Registration Statement or any registration statement required to be filed pursuant to the Warrant Agreement, written waivers have been obtained and copies thereof delivered to the Underwriters).

     (ap) None of the execution, delivery and performance of this Agreement, the issuance and sale of the Securities, the application of the proceeds from the issuance and sale of the Securities and the consummation of the transactions contemplated thereby as set forth in the Prospectus, will violate Regulation G, T, U or X promulgated by the Board of Governors of the Federal Service System or analogous foreign laws and regulations.

     (aq) The Company has not distributed, and will not distribute prior to the Closing Date, any offering material in connection with the offering and sale of the Securities other than the Prospectus, the Registration Statement and the other materials permitted by the Act.

     (ar) Neither the Company nor any of its subsidiaries has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (ii) since the date of the Prospectus (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of, the Securities or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

     (as) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any other person that would give rise to a valid claim against the Company, any of its subsidiaries or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Securities.

     (at) Each of the Company and its subsidiaries has complied with all provisions of Section 517.075, Florida Statutes.

     (au) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission.

     Each certificate signed by any officer of the Company and delivered to the Underwriters or counsel to the Underwriters pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

     The Company acknowledges that each of the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 5 hereof, counsel to the Company and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

     SECTION 2. SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING. (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the number of Units set forth opposite the name of such Underwriter in Schedule I hereto, at the purchase price set forth in the Pricing Agreement.

          (i) If the Company has elected not to rely upon Rule 430A under the 1933 Act Regulations, the initial public offering price and the purchase price of the Units to be paid by the Underwriters has been determined and set forth in the Pricing Agreement, dated the date hereof, and an amendment to the Registration Statement and the Prospectus will be filed before the Registration Statement becomes effective.

          (ii) If the Company has elected to rely upon Rule 430A under the 1933 Act Regulations, the purchase price of the Units to be paid by the Underwriters shall be agreed upon and set forth in the Pricing Agreement. In the event that such price has not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the third business day following the date of this Agreement, this Agreement shall terminate forthwith without liability of any party to any other party, unless otherwise agreed to by the Company and the Underwriters.

     (b) Payment of the purchase price for and delivery of the Units shall be made at the offices of Merrill Lynch, Pierce, Fenner & Smith Incorporated at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281, or at such other place as the Underwriters shall designate, at 10:00 A.M. on the third business day (unless postponed in accordance with the provisions of Section 9) following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the third business day after execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters, and the Company (such time and date of payment and delivery being herein called the "CLOSING TIME").

     Payment shall be made to the Company, as applicable, by [certified or official bank check or checks drawn in New York Clearing House funds payable to the order of the Company, as applicable,] against delivery to the Underwriters of the Units to be purchased by them hereunder, with any transfer taxes thereon duly paid by the Company. The Units shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the Closing Time. The Units will be made available for examination and packaging by the Underwriters no later than 10:00 A.M. on the last business day prior to the Closing Time.

     SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with each Underwriter as follows:

     (a) To prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statement or the Prospectus as soon as practicable after the execution and delivery of this Agreement and to use its best efforts to cause the Registration Statements and any amendment thereof, if not effective at the time and date that this Agreement is executed and delivered by the parties hereto, to become effective at the earliest possible time. If the Registration Statement has become or becomes effective pursuant to Rule 430A of the 1933 Act Regulations, or the filing of the Prospectus is otherwise required under Rule 424(b) of the 1933 Regulations, the Company will file the Prospectus, properly completed, pursuant to the applicable paragraph Rule 424(b) of the 1933 Act Regulations within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company will fully and completely comply with the provisions of Rule 430A of the 1933 Act Regulations with respect to information omitted from the Registration Statement in reliance upon such Rule.

     (b) To advise the Underwriters promptly and, if requested by the Underwriters, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and (iv) of the happening of any event during the period referred to in paragraph (f) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration

Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

     (c) To furnish to the Underwriters, without charge, three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to the Underwriters such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as the Underwriters may reasonably request.

     (d) At any time prior to completion of the distribution of the Securities by the Underwriters to purchasers who are not affiliates of the Underwriters, the Company will, subject to Section 3(e), file promptly all documents required to be filed with the Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act.

     (e) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which the Underwriters shall not previously have been advised or to which the Underwriters shall reasonably object and to prepare and file with the Commission, promptly upon the Underwriters' reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Securities by the Underwriters, and to use its best efforts to cause the same to become promptly effective.

     (f) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as, in the opinion of counsel to the Underwriters, a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish, without charge, to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

     (g) If during the period specified in paragraph (f) above any event shall occur as a result of which, in the opinion of counsel to the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission, at its own expense, an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as the Underwriters shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

     (h) Prior to any public offering of the Units, to cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Units for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably request, to continue such qualification in effect so long as required for distribution of the Units and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification in effect so long as required for distribution of the Units and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification, PROVIDED that, in connection therewith, the Company shall not be required to file as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so subject.

     (i) To mail and make generally available to its securityholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months commencing no later than 90 days after the effective date of the Registration Statement which shall satisfy the provisions of Section 11(a) of the 1933 Act, and to advise the Underwriters in writing when such statement has been so made available.

     (j) During the period of five years after the date of this Agreement, (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record holders of the Securities a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

     (k) During the period referred to in paragraph (j) above, to furnish to the Underwriters as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Securities of the Company or filed with the Commission and such other publicly available information concerning the Company and its subsidiaries, if any, as the Underwriters may reasonably request.

     (l) If, at any time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the 1933 Act Regulations, then immediately following the execution of the Pricing Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(h) of the 1933 Act Regulations, copies of the amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended Prospectus), containing all information so omitted.

     (m) To use the proceeds from the sale of the Units in the manner described in the Prospectus under the caption "Use of Proceeds."

     (n) Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Securities.

     (o) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Time and to satisfy all conditions precedent to the delivery of the Units.

     SECTION 4. PAYMENT OF EXPENSES. Whether or not the transactions contemplated hereunder are consummated or this Agreement becomes effective or is terminated, the Company will pay all costs, expenses, fees and taxes incident to
(i) the preparation, printing, filing and distribution under the 1933 Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in Section 3(f) above, (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in Section 3(f) above, (iii) word processing and delivery of the Operative Documents, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case any disbursements of counsel to the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel to the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. (the "NASD") in connection with the offering of the Securities, (vi) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Securities by the Underwriters or by dealers to whom the Securities may be sold and (vii) all other fees, costs and expenses referred to in Item 13 of the Registration Statement.

     If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5, Section 8(a)(i) or Section 10, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel to the Underwriters.

     SECTION 5. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company herein contained, to the performance by the Company of its obligations hereunder, and to the following further conditions:

     (a) The Registration Statement shall have become effective not later than 5:00 P.M., New York City time, on the date of this Agreement or at such later date and time as the Underwriters may approve in writing, and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission. If the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the price of the Units and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the Closing Time the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations.

     (b) Subsequent to the execution and delivery of this Agreement and prior to the Closing Time, there shall not have been any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act.

     (c) (i) Since the date of the latest balance sheet of the Company included in the Registration Statement and the Prospectus, and except as otherwise described in or contemplated by such Registration Statement or Prospectus, there shall not have been any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any change, or any development involving a prospective Material

Adverse Effect, in the capital stock or in the long-term debt of the Company and its subsidiaries from that set forth in the Registration Statement and the Prospectus, (iii) neither the Company nor any of its subsidiaries shall have any liability or obligation, direct or contingent, which is material to the Company and its subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) at the Closing Time the Underwriters shall have received a certificate dated the Closing Time, signed by Vernon L. Fotheringham and Thomas A. Grina in their respective capacities as the Chief Executive Officer and the Chief Financial Officer of the Company, as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Time, and confirming the matters set forth in paragraphs (a) and (b) of this Section 5.

     (d) Hahn & Hessen LLP, counsel to the Company, shall have furnished to the Underwriters their written opinion, dated the Closing Time, in form and substance satisfactory to the Underwriters, as to the matters set forth in Exhibit D hereto:

     (e) Pierson, Burnett & Hanley, special regulatory counsel to the Company shall have furnished to the Underwriters their written opinion, dated the Closing Time, in form and substance satisfactory to the Underwriters as to the matters set forth in Exhibit E hereto:

     (f) Latham & Watkins, counsel to the Underwriters, shall have furnished to the Underwriters their written opinion, dated the Closing Time, in form and substance satisfactory to the Underwriters, as to the matters you have requested.

     (g) At 10:00 a.m., New York City time, on the date of this Agreement and at the Closing Time, Coopers & Lybrand L.L.P. shall have furnished to the Underwriters a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Underwriters.

     (h)  The Merger shall have been completed on or prior to the date hereof.

     (i)  The Unit Offering shall have been consummated.

     SECTION 6. INDEMNIFICATION. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the 1933 Act as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in either Registration Statement, any preliminarily prospectus, the Prospectus or any amendment or supplement thereto, including the information deemed to be part of either Registration Statement pursuant to Rule 430A(b) of the 1933 Act Regulations, if applicable, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iii) against any and all expense whatsoever, as incurred (including fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriters expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto.

     (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and their respective directors, and each person, if any, who controls the Company, within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein.

     (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying party or parties be liable for the fees and expenses of more than one counsel to all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company or the Underwriters, as incurred, in such proportions that (a) each Underwriter is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial public offering price appearing thereon and (b) the Company is responsible for the balance; PROVIDED, HOWEVER that no person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company, as applicable.

     SECTION 8. TERMINATION OF AGREEMENT. (a) The Underwriters may terminate this Agreement, by notice to the Company, at any time prior to Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and ART, taken as a whole, whether or not arising in the ordinary course of business, which would, in the judgment of the Underwriters, make it impractical to market the Securities on the terms and in the manner contemplated in the Registration Statement and the Prospectus, (ii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic or political conditions or in the financial markets of the United States or elsewhere that, in the judgment of the Underwriters, is material and adverse and would in the judgment of the Underwriters make it impracticable to market the Securities or to enforce contracts for the sale of the Securities in the manner contemplated in the Registration Statement and the Prospectus, (iii) if trading in Common Stock has been suspended or materially limited by the Commission, or if trading generally on the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York State authorities or
(iv) if any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which, in the opinion of the Underwriters, has a material adverse effect on the financial markets in the United States.

     (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4. Notwithstanding any such termination, the provisions of Sections 6 shall remain in effect.

     SECTION 9. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If any Underwriter shall fail at Closing Time to purchase the Units which it is obligated to purchase hereunder (the "DEFAULTED UNITS"), the remaining Underwriter(s) (the "NON-DEFAULTING UNDERWRITER(S)") shall have the right, but not the obligation within 24 hours thereafter, to make arrangements to purchase all, but not less than all, of the Defaulted Units upon the terms herein set forth; if, however, the Non-Defaulting Underwriter(s) shall not have completed such arrangements within such 24 hour period, then this Agreement shall terminate without liability on the part of the Non-Defaulting Underwriter(s).

     No action pursuant to this Section shall relieve the defaulting party from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Non-Defaulting Underwriter(s) or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

     SECTION 10. DEFAULT BY THE COMPANY. If the Company shall fail at Closing Time to sell and deliver the number of Notes or Warrants, as applicable, which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any non-defaulting party.

     No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

     SECTION 11. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters.

     SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters at Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281,
Attention: Bennett Rosenthal, Director; notices to the Company shall be directed to the Company, at 500 108th Avenue, N.E., Suite 2600, Bellevue, Washington 98004, Attention: Thomas A. Grina.

     SECTION 13. PARTIES. This Agreement and the Pricing Agreement shall inure to the benefit of and be binding upon the Underwriters the Company and their respective successors, heirs and legal representatives. Nothing expressed or mentioned in this Agreement or the Pricing Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and their respective successors, heirs and legal representatives, and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement, the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, and their respective successors, heirs and legal representatives and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of the Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14. GOVERNING LAW AND TIME. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company five (5) counterparts hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.


                                   Very truly yours,

                                   ADVANCED RADIO TELECOM CORP.



                                   By: _________________________________
                                        Name:
                                        Title:


CONFIRMED AND ACCEPTED
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



By: ____________________________
     Name:
     Title:



MONTGOMERY SECURITIES



By: ____________________________
     Name:
     Title:



SMITH BARNEY, INC.



By: ____________________________
     Name:
     Title:

                                   SCHEDULE I


                                                                 Number of Units
Underwriter                                                      to be Purchased
- -----------                                                      ---------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated . . . . . . .
Montgomery Securities. . . . . . . . . . . . . . . . . . . . . .
Smith Barney, Inc. . . . . . . . . . . . . . . . . . . . . . . . ---------------

     Total . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------
                                                                 ---------------

                                    EXHIBIT A



                          ADVANCED RADIO TELECOM CORP.
                            (a Delaware corporation)

                        ______ Units, each consisting of
         $1,000 Principal Amount of ___% Senior Discount Notes Due 2006
                and ______ Warrants to Purchase ______ Shares of
                                  Common Stock


                                PRICING AGREEMENT


                                                            ___________ __, 1996

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
MONTGOMERY SECURITIES
SMITH BARNEY INC.
c/o Merrill Lynch World Headquarters
  North Tower
  World Financial Center
  New York, New York  10281

Dear Sirs:

     Reference is made to the Purchase Agreement, dated _______ ___, 1996 (the "PURCHASE AGREEMENT") among Advanced Radio Telecom Corp., f/k/a Advanced Radio Technologies Corporation (the "COMPANY"), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Montgomery Securities and Smith Barney Inc., as underwriters (the "UNDERWRITERS"), relating to the purchase by the Underwriters of ________ units (the "UNITS"), each consisting of (i) $1,000 aggregate principal amount at maturity of the Company's ___% Senior Discount Notes due 2006 and (ii) ________ warrants to acquire ____________ shares of the Company's common stock, par value $.001 per share.

     Pursuant to Section 2 of the Purchase Agreement, the Company agrees with the Underwriters as follows:

     1. The initial public offering price per Unit, determined as provided in said Section 2, shall mean $______.

     2. The purchase price per Unit to be paid by the Underwriters shall be $________, being an amount equal to the initial public offering price set forth above less $________ per unit.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company five (5) counterparts hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.


                              Very truly yours,

                              ADVANCED RADIO TELECOM CORP.



                              By: _________________________________
                                   Name:
                                   Title:


CONFIRMED AND ACCEPTED
   as of the date first
   above written:


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



By: ____________________________
     Name:
     Title:


MONTGOMERY SECURITIES



By: ____________________________
     Name:
     Title:


SMITH BARNEY, INC.



By: ____________________________
     Name:
     Title:

                                    EXHIBIT B

             PRE-TRANSACTIONS CAPITALIZATION OF THE COMPANY AND ART

                                    EXHIBIT C

             POST-TRANSACTIONS CAPITALIZATION OF THE COMPANY AND ART

                                    EXHIBIT D

                      FORM OF OPINION OF HAHN & HESSEN LLP

     (a) Each of the Company and its subsidiaries has been duly formed as a corporation and is validly existing in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have, either individually or in the aggregate, a material adverse effect on the assets, properties, business, management, earnings, net worth, results of operations, condition (financial or otherwise) or business prospects of the Company and its subsidiaries, taken as a whole. No proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

     (b) ART Licenses is the only subsidiary of the Company. The Company owns all of the outstanding capital stock of ART Licenses; all such capital stock has been duly authorized and validly issued and is fully paid and nonassessable, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature; and all of such capital stock was not issued in violation of any preemptive or similar rights. There are no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any such shares of capital stock or other equity interest of ART Licenses.

     (c) The Company and its subsidiaries do not have any ownership interest in any joint venture, other than the Company's 50% ownership interest in ART West.

     (d) Prior to consummation of the Transactions, the Company and ART have authorized and outstanding capital stock as set forth in Exhibit A hereto. All such issued and outstanding shares of capital stock of the Company and ART have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of any preemptive or similar rights. The shares of capital stock of ART owned by the Company prior to completion of the Merger are free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature. Upon consummation of the Transactions, the Company will have authorized and outstanding capital stock as set forth in Exhibit B hereto and an authorized and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization." All such issued and outstanding shares of capital stock of the Company will have been duly authorized and validly issued, will be fully paid and non-assessable and will not have been issued in violation of any preemptive or similar rights. Except as disclosed in the Prospectus, there are, and there will be, no outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock of the Company or ART The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted and exercised thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

     (e) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

     (f) This Agreement has been, and, at the Representation Date, the Pricing Agreement will have been, duly authorized and validly executed by the Company and (assuming the due execution and delivery hereof by the Underwriters) are the legally valid and binding agreements of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and (iii) to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

     (g) The Company has duly authorized the Units and, when issued and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Units will conform in all material respects to the description thereof in the Prospectus.

     (h) The Company has duly authorized the Indenture and, when the Company has duly executed and delivered the Indenture (assuming the due authorization, execution and delivery thereof by the Trustee), the Indenture will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought. The Indenture has been duly qualified under the Trust Indenture Act.

     (i) The Company has duly authorized the Notes and, when issued and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Notes will conform in all material respects to the description thereof in the Prospectus, will be entitled to the benefits of the Indenture and will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited
(i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors and (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

     (j) The Company has duly authorized the Warrant Agreement and, when the Company has duly executed and delivered the Warrant Agreement (assuming the due authorization, execution and delivery thereof by the Warrant Agent), the Warrant Agreement will be the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited (i) by the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors, (ii) by the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought and
(iii) to the extent that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

     (k) The Company has duly authorized the Warrants and, when issued and delivered in accordance with the terms of the Warrant Agreement and delivered to and paid for by the Underwriters in accordance with the terms hereof, the Warrants will conform in all material respects to the description thereof in the Prospectus and will have been validly issued, and the issuance of such Warrants will not be subject to any preemptive or similar rights.

     (l) The Company has duly authorized and reserved for issuance the Warrant Shares to be issued upon the exercise of the Warrants and, when issued and delivered upon the exercise of the Warrants against payment of the Exercise Price as provided in the Warrant Agreement, the Warrant Shares will conform in all material respects to the description thereof in the Prospectus, will have been duly issued and will be fully paid and non-assessable, and the issuance of such Warrant Shares will not be subject to any preemptive or similar rights.

     (m) No approval, authorization, order, consent, registration, filing, qualification, license or permit of or with any court, regulatory, administrative or other governmental body is required for the execution and delivery of this Agreement by the Company or the consummation of the transactions contemplated by this Agreement, except such as have been obtained and are in full force and effect under the Act and such as may be required under applicable Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters and the clearance of such offering with the NASD.

     (n) None of the execution, delivery and performance of the Operative Documents by the Company, the compliance by the Company with all of the provisions hereof and thereof, the issuance and sale of the Securities, the consummation by the Company and its subsidiaries of the Transactions and the transactions contemplated hereby and thereby (i) require any consent, approval, authorization or other order of or filing, registration, qualification, license or permit of or with, any court, regulatory body, administrative agency or other governmental body (including, without limitation, the FCC), other than those that have been obtained and are in full force and effect, or (ii) violate, conflict with, or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company and its subsidiaries pursuant to (A) the charter or bylaws of the Company or any of its subsidiaries,
(B) any bond, debenture, note, mortgage, deed of trust or other agreement, indenture or other instrument to which or by which any of them is a party or by which any of them or any of their respective property is or may be bound, (C) any local, state or Federal law, statute, ordinance, rule, regulation or requirement (including, without limitation, the Telecommunications Act, the rules and regulations of the FCC and the environmental laws, statutes, ordinances, rules or regulations) applicable to the Company, any of its subsidiaries or any of their respective assets or properties or (D) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or any of their assets or properties, that, in the case of clauses (B), (C) and (D), would reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

     (o) Neither the Company nor any of its subsidiaries is or, after giving effect to the Transactions, will be (i) in violation of its charter or bylaws,
(ii) in default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which any of them is a party, or by which any of them or any of their respective properties is bound or (iii) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to any of them or any of their respective assets or properties (whether owned or leased), other than, in the case of clauses (ii) and

(iii), any default or violation that could not reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument that could be expected to have a Material Adverse Effect.

     (p) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of any of them is subject, (ii) no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC) or order has been enacted, adopted or issued by any governmental agency or, to the best of such counsel's knowledge, that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a Federal or state court or foreign court of competent jurisdiction to which the Company, any of its subsidiaries or their business, assets, or property of the Company or ART are, or could reasonably be expected to be subject.

     (q) Neither the Company nor any of its subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (r) The statements under the captions "Capitalization," "Description of Capital Stock," "Description of Units," "Description of Notes," "Description of Warrants," "Principal Stockholders," "Shares Eligible for Future Sale" and "Underwriting" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

     (s) The statements under the caption "Certain Federal Income Tax Considerations" in the Prospectus are accurate and fairly summarize the matters referred to therein;

     (t) The Registration Statement has become effective under the 1933 Act, and such counsel does not know of the issuance of any stop order suspending the effectiveness of either Registration Statement by the Commission or of any proceedings for that purpose under the 1933 Act;

     (u) (1) the Registration Statements and the Prospectus and any supplement or amendment thereto (except for financial statements and notes thereto and other financial and statistical data included therein and the statements of the Trustee contained in the Statement of Eligibility of the Trustee on Form T-1 as to which no opinion need be expressed) comply as to form in all material respects with the 1933 Act; and (2) such counsel has no reason to believe that (except for financial statements and notes thereto and other financial and statistical data included therein and the statements of the Trustee contained in the Statement of Eligibility of the Trustee on Form T-1 as to which no belief need be expressed) the Registration Statements and the Prospectus included therein at the time the Registration Statements became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented if applicable (except as aforesaid), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                    EXHIBIT E

                  FORM OF OPINION OF PIERSON, BURNETT & HANLEY

     (a) Each of the Company and its subsidiaries has such Permits as are necessary to own, lease and operate their respective properties and to conduct their respective business in the manner described in the Prospectus. Each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Permit, except for any such impairments which would not, individually or in the aggregate, have a Material Adverse Effect. Except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company and its subsidiaries, taken as a whole.

     (b) Except as described in the Prospectus, (i) the Company and its subsidiaries own, possess or have the right to employ or have applied for all such Permits, Licenses and Intellectual Property as are necessary to own, lease and operate their respective properties and to conduct their respective business in the manner described in the Prospectus; (ii) each of the Company and its subsidiaries has fulfilled and performed all of its material obligations with respect to such Licenses and other Intellectual Property and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such Intellectual Property; (iii) such Intellectual Property contain no restrictions that are materially burdensome to the Company and its subsidiaries, taken as a whole; and (iv) the use of the Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person, except where such infringement would not have a Material Adverse Effect.

     (c) The Company and its subsidiaries have timely filed all renewal applications with respect to all Licenses possessed by any of them. No protests or competing applications have been filed with respect to such renewal applications, and nothing has come to the Company's or any of its subsidiaries' attention that would lead them to conclude that such renewal applications will not be granted by the appropriate regulatory agency or body in the ordinary course. The Company and its subsidiaries are authorized under the Telecommunications Act, and the rules and regulations promulgated thereunder, to continue to provide the services which are the subject of such renewal applications during the pendency thereof.

     (d) The development, implementation and operation of the 38 GHz wireless broadband telecommunications services network as described, and in the markets described, in the Prospectus will not (i) result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries,
(ii) result in any violation of any applicable law, administrative regulation or administrative or court decree (including, without limitation, the Telecommunication Act, and the rules and regulations of the FCC and environmental laws), or (iii) conflict with or constitute a breach or violation of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of them may be bound, or to which any of their property is subject, except, in the case of clauses (ii) and (iii) above, any such violations, conflicts or breaches that would not individually or in the aggregate, have a Material Adverse Effect.

     (e) The business and operations conducted and proposed to be conducted by the Company and its subsidiaries as described in the Prospectus are not regulated by any public service or public utility commissions in the States in which the Company and its subsidiaries conduct or propose to conduct such business and operations as described in the Prospectus; and, subject to the provisions of Section 332(c)(3) of the Telecommunications Act, neither the Company nor any of its subsidiaries is or will be required to obtain any License from any public service or public utility commission in any such State.

     (f) None of the execution, delivery and performance of the Operative Documents by the Company, the compliance by the Company with all of the provisions hereof and thereof, the issuance and sale of the Securities, the consummation by the Company and its subsidiaries of the Transactions and the transactions contemplated hereby and thereby (i) require any consent, approval, authorization or other order of or filing, registration, qualification, license or permit of or with, the FCC, other than those that have been obtained and are in full force and effect, or (ii) violate, conflict with, or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any of its subsidiaries pursuant to (A) the Telecommunications Act or the rules and regulations of the FCC applicable to the Company, any of its subsidiaries or any of their respective assets or properties or (B) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or any of their assets or properties, that, in the case of clauses (A) and (B), would reasonably be expected, either individually or in the aggregate, to result in a Material Adverse Effect.

     (g) Neither the Company nor any of its subsidiaries is or, after giving effect to the Transactions, will be in violation of the Telecommunications Act and the rules and regulations of the FCC applicable to the Company, any of its subsidiaries or any of their respective assets or properties (whether owned or leased), other than any violation that could not reasonably be expected to have a Material Adverse Effect.

     (h) Other than rulemaking procedures of general applicability to the wireless broadband telecommunications industry, there is (i) no action, suit or proceeding before or by the FCC, now pending or threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is subject, or (ii) no amendment or change to the Telecommunications Act and the rules and regulations of the FCC has been enacted, adopted or issued by the FCC or, to the best of such counsel's knowledge, that has been proposed by the FCC.

     (i) Each of the Company and its subsidiaries has filed all reports required to be filed with the FCC.


                                       E-2